Exhibit 99.3
Vulcan Materials Acquisition of Florida Rock: Enhancing Vulcan's position as the leading U.S. aggregates producer February 20, 2007

Forward-Looking Statements Certain matters discussed in this document, including expectations regarding future performance of Florida Rock and Vulcan Materials, contain forward-looking statements that are subject to risks, assumptions and uncertainties that could cause actual results to differ materially from those projected. These risks, assumptions, and uncertainties include, but are not limited to, those associated with general economic and business conditions; changes in interest rates; the timing and amount of federal, state and local funding for infrastructure; changes in the level of spending for residential and private nonresidential construction; the highly competitive nature of the construction materials industry; pricing; weather and other natural phenomena; energy costs; cost of hydrocarbon-based raw materials; increasing healthcare costs; the timing and amount of any future payments to be received by Vulcan Materials under two earn-outs contained in the agreement for the divestiture of Vulcan Materials' Chemicals business; the ability to successfully integrate acquisitions quickly and in a cost-effective manner and achieve anticipated profitability and synergies; and other risks, assumptions and uncertainties detailed from time to time in either company's SEC reports, including each company's report on Form 10-K for the year. There can be no assurance that the transaction described above will be consummated. Forward-looking statements speak only as of the date hereof, and each company assumes no obligation to update such statements. Unless otherwise noted, the information provided in this presentation is provided on a pro forma basis, to the extent the parties dispose of any assets in connection with the merger, certain of the data will be affected.

Important Information This document may be deemed to be solicitation material in respect of the proposed transaction. In connection with the proposed transaction, a registration statement on Form S-4 will be filed with the SEC. SHAREHOLDERS OF FLORIDA ROCK ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement/prospectus will be mailed to shareholders of Florida Rock. Investors and security holders will be able to obtain the documents free of charge at the SEC's website, www.sec.gov, from www.vulcanfloridarock.com, www.vulcanmaterials.com or www.flarock.com Vulcan Materials, Florida Rock and their respective directors and executive officers and other members of management and employees may be deemed to participate in the solicitation of proxies in respect of the proposed transaction. Information regarding Vulcan Materials' directors and executive officers is available in Vulcan Materials' proxy statement for its 2006 annual meeting of shareholders, which was filed with the SEC on April 13, 2006, and information regarding Florida Rock's directors and executive officers is available in Florida Rock's proxy statement for its 2007 annual meeting of stockholders, which was filed with the SEC on December 27, 2006. Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

Agenda Welcome: Don James, Chairman and CEO, Vulcan Materials Remarks: John Baker, President and CEO, Florida Rock Review of Strategy and Transaction: Don James Q&A

Florida Rock: A Perfect Fit with Vulcan's Strategic Objectives Cumulative shareholder return with dividends reinvested for period ending February 16, 2007. 1 Year 3 Year 5 Year 8 Years Since CalMat Acquisition VMC 0.44 1.54 1.71 2.04 S&P 500 0.15 0.34 0.44 0.28 Leveraged coast-to-coast footprint Large, high growth U.S. markets Diversified regional exposure Profitable growth Quality top line growth Execute strategic acquisitions Tightly manage costs Reinvest in high-return projects Strong cash generation and balance sheet Effective land management 0% 210%

Transaction Summary Structure One-step merger with cash/stock election, subject to pro-ration Merger Consideration Total consideration: approximately $4.6 billion Cash: $67.00 per share for 70% of the shares Stock: 0.630 fixed exchange ratio for 30% of the shares Total blended cash and stock consideration of $68.03 per share based on Vulcan's closing stock price of $111.81 on February 16 Enterprise Value / EBITDA* multiple of 11.2x Stock portion intended to be tax-free to Florida Rock shareholders Selected Conditions to Close Regulatory approvals Florida Rock shareholder vote (no Vulcan shareholder vote) Leadership Additions John Baker will become a member of the Vulcan Material's Board Timing Expected to close in mid-year 2007 Baker Commitments Baker family voting agreement to support acquisition Restrictions on future transfer of all shares received in the merger by Baker entities Financing $3.2 billion debt * Based on trailing twelve month EBITDA. EBITDA is a non-GAAP financial measure. A reconciliation from Net Cash Provided by Operating Activities to EBITDA is provided in the appendix of the presentation.

Consideration to Florida Rock Shareholders Vulcan Materials' stock price close February 16 $111.81 Exchange ratio for stock component X 0.63 Stock component $70.44 30 percent $21.13 Cash component $67.00 70 percent $46.90 Weighted Average Value Weighted Average Value Weighted Average Value $68.03 Florida Rock's closing stock price on February 16 Florida Rock's closing stock price on February 16 Florida Rock's closing stock price on February 16 $46.96 Implied premium Implied premium Implied premium 44.9% X X = = Note: For illustrative purposes only.

Strategic Rationale Logical, natural business fit Enhances Vulcan's position in fast growing, highly-attractive Florida markets Expands our geographic footprint and further diversifies regional exposure Builds on our successful aggregates-focused business mix in top growth states Long-term value creation Accretive to Vulcan's EPS in 2008 and beyond Cost savings of approximately $50 million per year Enhanced earnings growth and strong cash flows Efficient capital structure Strong cash flows for: Rapid debt reduction Continuation of Vulcan's historic dividend payout levels Low integration risk Proven track record with strategic acquisitions Highly compatible cultures Similar management philosophy

Snapshot of Companies Vulcan Materials Florida Rock Headquarters Birmingham, AL Jacksonville, FL History Predecessor companies date back to turn of the 19th century; NYSE-listed as VMC in 1956 Founded in 1929 by the Thompson Baker family; publicly-traded since 1972 Market Cap* $10.6 Billion $3.1 Billion Net Sales (FY 2006)** $3.0 Billion $1.3 Billion Operating Cash Flow (FY 2006)** $579 Million $292 Million EBITDA (FY 2006)** $948 Million $402 Million Number of Employees 8,000 3,500 Geographic Footprint 21 states; Mexico Florida, Georgia, Virginia and Maryland Key Products Aggregates, asphalt, concrete Aggregates, cement, concrete * As of February 16, 2007 ** Vulcan's fiscal year ended 12/31/06; Florida Rock's fiscal year ended 9/30/06 Note: EBITDA is a non-GAAP financial measure. A reconciliation from Net Cash Provided by Operating Activities to EBITDA is provided in the appendix of the presentation.

Outstanding Financial Performance By Both Companies Note: Net Sales are $ in Millions. EPS is from Continuing Operations and adjusted for stock splits. Growth rates calculated by linear regression analysis of the logarithms of data. '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 Sales 398.7 456.6 492.3 579.3 647.8 696.6 707.5 728.7 926.6 1126.6 1328.3 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 Sales 961.9 1051 1158.6 1810.6 1885.9 2113.6 1980.6 2086.9 2213.2 2615 3041 Net Sales 10 Year CAGR 11% 3 Year CAGR 14% 10 Year CAGR 12% 3 Year CAGR 22% Florida Rock Vulcan Materials

Outstanding Financial Performance By Both Companies Note: Net Sales are $ in Millions. EPS is from Continuing Operations and adjusted for stock splits. Growth rates calculated by linear regression analysis of the logarithms of data. '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 EPS 1.19 1.53 2.02 2.13 2.2 2.26 2.28 2.31 2.52 3.3 4.79 10 Year CAGR 10% 3 Year CAGR 28% Earnings per Share '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 EPS 0.43 0.59 0.6 0.71 0.93 1.07 1.06 1.16 1.72 2.36 3.16 10 Year CAGR 20% 3 Year CAGR 40% '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 Sales 398.7 456.6 492.3 579.3 647.8 696.6 707.5 728.7 926.6 1126.6 1328.3 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 Sales 961.9 1051 1158.6 1810.6 1885.9 2113.6 1980.6 2086.9 2213.2 2615 3041 Net Sales 10 Year CAGR 11% 3 Year CAGR 14% 10 Year CAGR 12% 3 Year CAGR 22% Vulcan Materials Florida Rock

Location and quality of reserves are critical Primarily local markets due to high weight-to-value ratio Highly fragmented industry Relatively stable demand due to public funding Diverse end markets Widely used in downstream products; limited product substitution Aggregates - U.S. Market Fundamentals Are Attractive Aggregates Asphalt, Concrete & Cement Private Construction End Markets Public Construction End Markets

Transaction Increases Vulcan's Reserves and Extends Operations Vulcan Materials Florida Rock Total Aggregates Facilities 287 52 339 Asphalt Facilities 46 - 46 Cement & Concrete 22 138 160 Total Facilities 355 190 545 1996 Vulcan Reserves Shipments Additions 2006 Vulcan Reserves Florida Rock Reserves Pro Forma Combined 7500 5108 5108 11400 11400 13900 2392 6318 2500 2.5 Vulcan 45 Florida Rock 56 Aggregates Reserves Billions of Tons** Average Reserve Life Years* * Calculated using FY06 sales volumes 6.3 -2.4 7.5 11.4 13.9 ** Source: SEC reports

Aggregates-Focused Business $4.3 Billion 2006 Pro Forma Combined Net Sales Aggregates* 60 Concrete 22 Cement 5 Other 3 Asphalt 10 All Aggregates** 88 Cement 5 Other 1 Asphalt and Concrete*** 6 **Aggregates sales plus asphalt and concrete sales that include company aggregates ***Asphalt and concrete sales with purchased aggregates All aggregates sales *

Vulcan's Coast-to-Coast Footprint Vulcan Aggregates, Asphalt, and Ready Mix Vulcan Aggregates, Asphalt, and Ready Mix Vulcan Aggregates, Asphalt, and Ready Mix Vulcan Aggregates, Asphalt, and Ready Mix Vulcan Aggregates, Asphalt, and Ready Mix Vulcan Aggregates, Asphalt, and Ready Mix Vulcan Aggregates, Asphalt, and Ready Mix Vulcan Aggregates, Asphalt, and Ready Mix Vulcan Aggregates, Asphalt, and Concrete

Expanded Geographic Footprint Vulcan Aggregates, Asphalt, and Ready Mix Vulcan Aggregates, Asphalt, and Ready Mix Vulcan Aggregates, Asphalt, and Ready Mix Vulcan Aggregates, Asphalt, and Ready Mix Vulcan Aggregates, Asphalt, and Ready Mix Vulcan Aggregates, Asphalt, and Ready Mix Vulcan Aggregates, Asphalt, and Ready Mix Vulcan Aggregates, Asphalt, and Ready Mix Vulcan Aggregates, Asphalt, and Concrete Florida Rock Aggregates, Ready Mix, and Cement Florida Rock Aggregates, Ready Mix, and Cement Florida Rock Aggregates, Ready Mix, and Cement Florida Rock Aggregates, Ready Mix, and Cement Florida Rock Aggregates, Ready Mix, and Cement Florida Rock Aggregates, Ready Mix, and Cement Florida Rock Aggregates, Ready Mix, and Cement Florida Rock Aggregates, Ready Mix, and Cement Florida Rock Aggregates, Cement, and Concrete

Georgia Florida Texas California 2010 1816 3745 3896 4142 2020 2032 4341 4422 4796 2030 2262 4792 4948 5419 Strategically Positioned in High Growth Markets Vulcan strongly established in California and Texas Acquisition broadens position in Florida and Georgia Florida population, employment and households growing at twice U.S. rate Top Four U.S. Growth States from 2000 to 2030 (Projected Absolute Population Growth Over 10-Year Periods) (in 000's) Vulcan and Florida Rock States Growing More Rapidly Than U.S. (Compounded Annual Growth Rates 1996-2006) Population Employment Households Aggregates Demand U.S. Total 0.01 0.013 0.012 0.025 Vulcan States 0.013 0.014 0.014 0.028 Florida 0.02 0.026 0.022 0.044 Source: National Planning Association, Nov. 2006 and company estimates

Overview of Synergies Estimated annual cost savings of approximately $50 million pre-tax Overhead savings Operating cost savings and efficiencies Approximately $18 million projected in second half of 2007; $43 million in 2008 One-time cash proceeds of approximately $80 million after-tax Sale of non-core assets (real estate and other) Net of transaction and integration costs Most projected for 2007 Earnings growth enhancement Faster growing markets Capital structure benefits Note: Assumes mid-year 2007 closing

Florida Rock Real Estate Approximately 25,000 acres owned, including 15,000 acres in Florida Approximately 37,000 acres leased, including over 32,000 acres in Florida Opportunity for substantial future cash proceeds from real estate sales

Earnings Accretion EPS neutral in 2007; accretive in 2008 EPS neutral in 2007; accretive in 2008 $3.2 billion of new debt; $3.7 billion total debt Anticipate funding through mix of short-term and long-term financing Approximately $50 million in pre-tax annual synergies Average diluted shares outstanding of 111 million after transaction closes Key Assumptions:

Transaction Sources and Uses Uses Uses Cash in the merger $3.2 Shares in the merger 1.4 Total $4.6 ($ in Billions) Sources Sources Debt $3.2 Vulcan stock 1.4 Total $4.6 Vulcan Materials Total Debt / Total Capital 1Q 1999 1999 2000 2001 2002 2003 2004 2005 2006 Debt / Total Capital 0.448 0.379 0.395 0.376 0.356 0.33 0.232 0.219 0.207 Note: Year-end ratio unless noted otherwise

Capital Structure Benefits Vulcan capital structure at closing contemplates $3.7 billion of total debt Total Debt / total capital ratio to be approximately 51% at close Anticipate average annual EBITDA of more than $2 billion over next 3 years, enabling rapid debt reduction Target total debt / total capital ratio of between 35% and 40% within 3 years of closing Intend to maintain an investment grade rating Pro Forma Total Debt/Total Capital Pro Forma Debt/EBITDA** Vulcan* Florida Rock* At Closing Debt/Capital 21 2 51 Vulcan* Florida Rock* At Closing*** Debt/Capital 0.55 0.05 2.7 * At end of fiscal year 2006: Vulcan 12/31/06, Florida Rock 9/30/06 ** EBITDA is a non-GAAP financial measure. A reconciliation from Net Cash Provided by Operating Activities to EBITDA is provided in the appendix of the presentation. *** Based on trailing twelve month EBITDA projected at closing.

Low Integration Risk Complementary geographic footprint Highly compatible cultures Proven acquisition track record Highly successful acquisitions of CalMat (1999), Tarmac (2000) and ICA Joint Venture (2001) Acquisition of more than 100 bolt-on operations since 1990 Experienced management team Strong cash flows Rapid debt reduction

Transaction Highlights Enhances U.S. leadership position with stronger coast-to-coast footprint, serving more than 60% of population Approximately 75% of future U.S. population growth in Vulcan-served states Expands business in attractive, fast-growing Florida market Optimizes capital structure Financially compelling for shareholders of both companies

Vulcan Materials Acquisition of Florida Rock: Enhancing Vulcan's position as the leading U.S. aggregates producer

Appendix

Reconciliation Table Reconciliation of Net Cash Provided by Operating Activities to EBITDA ($millions) Vulcan Florida Materials Rock Net Cash Provided by Operating Activities $579 $292 Changes in operating assets and liabilities before initial effect of business acquisitions and dispositions 94 (7) Other items, net 19 1 Discontinued operations, net of tax 10 - Income tax expense 226 119 Net interest (income)/expense 20 (3) EBITDA $948 $402 EBITDA is an acronym for Earnings Before Interest, Taxes, Depreciation and Amortization. This financial metric is often used by the investment community as one indicator of a company's ability to incur and service debt. EBITDA is not defined by generally accepted accounting principles (GAAP); thus, it should not be considered as an alternative to net cash provided by operating activities, operating earnings, or any other liquidity or performance measure defined by GAAP. EBITDA is presented for the convenience of the investment professionals that use the metric in their analysis. Vulcan's management does not use this metric as a measure of performance or to allocate resources internally. Fiscal Year 2006 ($ in millions)